UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	December 30, 2024

MICROPAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-1225149
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1655 State Highway 66, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(972) 272-3571

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on November 1, 2024, Micropac Industries, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Teledyne Technologies Incorporated, a Delaware corporation (“Parent”), and Harrier Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On December 30, 2024 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement. Upon completion of the Merger, the Company was renamed Teledyne Micropac, Inc.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the Merger, borrowings outstanding under (i) that certain Loan Agreement, dated as of January 23, 2013, as amended or otherwise modified from time to time, by and between Frost Bank (“Frost”) and the Company, and (ii) that certain Construction Loan Agreement, dated as of March 26, 2021, as amended or otherwise modified from time to time, by and between Frost and the Company, were repaid in full, all obligations and guarantees thereunder were discharged and all liens granted in connection therewith were released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Company Capital Stock

On the Closing Date, at the effective time of the Merger (the “Effective Time”), in accordance with the terms and conditions set forth in the Merger Agreement, (i) each share of the Company’s common stock, par value $0.10 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time, other than (a) any shares of Common Stock that are held by the Company as treasury shares and (b) any shares of Common Stock outstanding immediately prior to the Effective Time and held by a holder who neither voted in favor of the Merger nor consented to the Merger in writing and who properly and validly exercised (and not withdrawn) their statutory rights of appraisal under Delaware Law, converted automatically into the right to receive $20.00 per share of Common Stock (the “Merger Consideration”).

Company Equity Awards

At the Effective Time, each award of restricted stock units of the Company (“RSUs”) that was outstanding immediately prior to the Effective Time became fully vested and was automatically cancelled and converted into the right to receive (without interest) an amount in cash (subject to any withholding of taxes) equal to (i) the total number of shares of Common Stock underlying such award of RSUs, multiplied by (ii) the Merger Consideration.

At the Effective Time, each award of restricted stock units of the Company subject to performance-based vesting conditions (“PSUs”) that was outstanding immediately prior to the Effective Time, fully vested and was automatically cancelled and converted into the right to receive (without interest) an amount in cash (subject to any withholding of taxes) equal to (i) the number of vested shares of Common Stock underlying such award of PSUs, multiplied by (ii) the Merger Consideration.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the copy of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was, at the Effective Time, automatically canceled, extinguished and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, at the Effective Time, (i) Mark W. King resigned as president, chief executive officer and from the board of directors of the Company (the “Board”), including from any and all committees and subcommittees thereof, (ii) Patrick Cefalu, resigned as vice president and chief financial officer of the Company, and (iii) Robert Hempel, Christine Dittrich, Gerald Tobey, Donald Robinson, and Shaunna Black, each resigned from the Board, including from any and all committees and subcommittees thereof. Each of the resignations were not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Certificate of Incorporation”), and (ii) the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 30, 2024, the Company and the Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On the Closing Date, the Company notified the OTC Bulletin Board (“OTCBB”) of the consummation of the Merger. As a result, the Common Stock is no longer be listed on the OTCBB, and trading of the Common Stock on the OTC Market Pink Sheets was halted.

In addition, the Company intends to file a certification on Form 15 with the Securities and Exchange Commission requesting the termination of registration of all shares of Common Stock under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1+	Agreement and Plan of Merger, dated November 1, 2024, by and among Parent, Merger Sub, and the Company (incorporated by reference to Annex A of the Company’s Definitive Information Statement on DEFM14C (File No. 000-05109) filed with the Securities and Exchange Commission on December 5, 2024).
3.1*	Amended and Restated Certificate of Incorporation of Teledyne Micropac, Inc.
3.2*	Amended and Restated Bylaws of Teledyne Micropac, Inc.
99.1	Joint Press Release, dated December 30, 2024, issued by Parent and the Company.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

* Filed herewith.

+ Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment for certain portions of the agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 30, 2024	TELEDYNE MICROPAC, INC., f/k/a MICROPAC INDUSTRIES, INC.
(Registrant)

/s/ Melanie S. Cibik
(Signature)
Melanie S. Cibik
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary